LORD ABBETT SERIES FUND

                                                                          [LOGO]

 Growth and Income Portfolio
 Mid-Cap Value Portfolio
 International Portfolio

[GRAPHIC OMITTED]


2001
SEMIANNUAL REPORT

For the Six-Month Period
Ended June 30, 2001

REPORT TO SHAREHOLDERS
For the six-month period ended June 30, 2001

DEAR SHAREHOLDERS: We are pleased to provide you with this six-month overview of your Portfolio's strategies and performance for the period ended June 30, 2001. Thank you for investing with Lord Abbett. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Robert S. Dow

Robert S. Dow
Chairman


--------------------------------------------------------------------------------

In this review:

o    Federal Reserve takes aggressive action

o    U.S. stock market fluctuates while awaiting economic recovery

o    International equity markets experience similar volatility


MARKET REVIEW The rapid and frequent lowering of short-term interest rates by the Federal Reserve Board (the Fed) during the first half of the year led to several broad, albeit brief, market rallies, most notably in early January, April and early May. In anticipation of an economic recovery later this year, investors furiously bid up the prices of stocks (especially in technology), hoping that last year's worst performers would return to the lofty levels reached during the heyday of 1999 and early 2000. Unfortunately, investors' expectations of quick economic relief were disappointed, as the flow of negative earnings reports continued in spite of the Fed's actions. This conundrum sent the market into what appeared to be a recurring cycle; early quarter optimism that the Fed's program of aggressive interest rate reductions would revive growth followed by end-of-quarter pessimism as companies lowered earnings expectations. As visions of a "V"-shaped recovery dissipated, investors' fears of an extended economic downturn translated into pressure on stock prices, thus presenting a more realistic, drawn-out "U"-shaped recovery. Market sectors that were previously thought to be reliable during turbulent economic times fluctuated wildly as investors wrestled with the awkward questions of how low earnings would go before the recovery kicks in, and where money can be parked in the interim.

    In the international equities markets, the same volatility proved difficult for principal markets in Europe, Japan and Canada. Europe suffered from a series of downward revisions in both corporate earnings and economic growth projections. Furthermore, the European Central Bank (ECB) encountered a difficult economic situation while attempting to stimulate the economy. Weak exchange rates, high energy prices and high food prices created a difficult environment in which the central bank had to battle increasing inflationary pressures. In addition, the U.K. was affected by uncertainty over an upcoming general election, as well as the outbreak of Foot-and-Mouth Disease, which adversely affected tourism. In Japan, declining Gross Domestic Product (GDP) growth and indecisive political leadership led to a sinking market. But after the Nikkei touched its lowest levels in twelve years, consumer confidence began to rise due to a promise of substantial reforms in the beleaguered banking industry by Japan's newly elected Prime Minister. Canada's equity markets, which generally follow the direction of U.S. markets, initially tracked declining U.S. stocks, experienced a similar surge in the technology sector, then saw a retraction due to lower earnings projections and weakened investor sentiment.

Table of Contents

Growth and Income Portfolio -- 1

Schedule of Investments -- 2

Mid-Cap Value Portfolio -- 4

Schedule of Investments -- 5

International Portfolio -- 6

Schedule of Investments -- 7


Data on All Portfolios

Statements of Assets and Liabilities -- 8

Statements of Operations -- 9

Statements of Changes in Net Assets -- 10

Financial Highlights -- 12

Notes to Financial Statements -- 15

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO
Average Annual Class VC Share Total Returns as of 6/30/01*

[GRAPH OMITTED]
                                             YTD   One Year  Three Years  Five Years  Ten Years

Series Fund - Growth and Income Portfolio   -4.0%    13.5%      10.0%       15.3%    15.9%
S&P 500/Barra Value Index (1)               -2.5%     7.8%       6.0%       14.3%    15.2%


*Total returns are at net asset value and include the reinvestment of dividends and the effect of deducting an investment option's expenses, but do not include mortality and expense charges, policy administration charges or any deferred sales charges specific to any variable insurance products. Total returns would be lower with the inclusion of variable insurance contract charges. Periods over one year are annualized.

"THE PORTFOLIO'S OVERWEIGHT POSITION IN BASIC INDUSTRIES STOCKS BENEFITED PERFORMANCE, AS THIS SECTOR OUTPERFORMED THE MARKET IN GENERAL."

LORD ABBETT GROWTH AND INCOME PORTFOLIO
For the six-month period ended June 30, 2001


In this letter:

o    Stock diversification shields portfolio

o    Increased weighting in key sectors

o    Keeping watch on corporate profits

PORTFOLIO REVIEW Many of the investment strategies that helped the Portfolio post strong performance in 2000 came under pressure in the turbulent first half of 2001. As a result, the Portfolio posted a negative return much in line with that of the S&P 500/Barra Value Index.(1) Our exposure to technology, although slight, helped us during the sporadic market rallies, but ultimately detracted from performance. In addition, the Portfolio's underweight position in consumer cyclical stocks, such as retail stocks, was a key factor in our underperformance this period, as the sector was one of the market's better performers. However, based on attractive valuations and improving longer-term fundamentals, we added to our holdings in the stocks of consumer cyclical companies during the second quarter, as well as to our positions in transportation companies and financial services companies, particularly banks. These sectors all enjoyed favorable performance later in the period.

    In general, the Portfolio's diversified mix, based on good value opportunities in the market across all sectors, was a saving grace during the period. In particular, the Portfolio's overweight position in basic industries stocks benefited performance, as this sector outperformed the market in general. Select energy holdings also fared well this period, but we modestly reduced our exposure later on, as we believe significant increases in the price of oil in the months ahead are unlikely. In addition, select stocks in capital goods and pollution control companies were up significantly by the end of the period.

OUTLOOK We believe profits are likely to decline due to the slowdown in consumer spending and the severe decline in capital expenditures. Although economic growth is currently sluggish, we anticipate that the U.S. economy should avoid recession due to the Fed's substantial reduction of short-term interest rates during the first half of the year. This rapid decline of interest rates combined with the recently approved tax cut by Congress should stimulate consumer spending and improve economic activity later this year or early in 2002. On a broad basis, we believe value stocks will continue to offer the best potential for good returns relative to other sectors of the market.


(1) The Standard & Poor's 500 Index (S&P 500) is a widely recognized, unmanaged index of the prices of 500 widely held U.S. stocks that includes reinvestment of dividends and capital gains. The S&P 500/Barra Growth & Value Indexes are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. This splits the Index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains companies with lower price-to-book ratios; conversely, the Growth Index has firms with higher price-to-book ratios. These indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                       GROWTH AND INCOME PORTFOLIO June 30, 2001


                        Investments                   Shares            Value
================================================================================
Common Stocks 90.64%
------------------------------------------------------------------------------
Aerospace & Defense    Boeing Co.                     16,000       $  889,600
2.86%                  Lockheed Martin Corp.          38,000        1,407,900
                       United Technologies Corp.      17,000        1,245,420
                                                                   ===========
                       Total                                        3,542,920
------------------------------------------------------------------------------
Air Freight &
Couriers 1.26%         United Parcel Service, Inc.    27,000        1,560,600
------------------------------------------------------------------------------
Airlines 1.72%         AMR Corp.*                     54,000        1,951,020
                       Southwest Airlines Co.          9,900          183,051
                                                                   ===========
                       Total                                        2,134,071
------------------------------------------------------------------------------
Automobiles 0.41%      General Motors Corp.            8,000          514,800
------------------------------------------------------------------------------
Banks 8.33%            Bank One Corp.                 25,000          895,000
                       Bank of New York Co., Inc.      5,000          240,000
                       First Union Corp.              24,000          838,560
                       FleetBoston Financial Corp.    55,000        2,169,750
                       Mellon Financial Corp.         50,000        2,300,000
                       Wachovia Corp.                 17,000        1,209,550
                       Wells Fargo & Co.              57,000        2,646,510
                                                                   ===========
                       Total                                       10,299,370
------------------------------------------------------------------------------
Beverages 1.96%        Diageo plc ADR                 20,000          879,000
                       PepsiCo, Inc.                  35,000        1,547,000
                                                                   ===========
                       Total                                        2,426,000
------------------------------------------------------------------------------
Chemicals 2.67%        Dow Chemical Co.               32,000        1,064,000
                       E.I. du Pont de Nemours        20,000          964,800
                       Praxair, Inc.                  27,000        1,269,000
                                                                   ===========
                       Total                                        3,297,800
------------------------------------------------------------------------------
Commercial Services    First Data Corp.               30,000        1,927,500
& Supplies 3.43%       Waste Management, Inc.         75,000        2,311,500
                                                                   ===========
                       Total                                        4,239,000
------------------------------------------------------------------------------
Communications         Lucent Technologies, Inc.      97,000          601,400
Equipment 0.87%        QUALCOMM, Inc.*                 8,200          479,536
                                                                   ===========
                       Total                                        1,080,936
------------------------------------------------------------------------------
Computers &            Apple Computer, Inc.*          60,000        1,395,000
Peripherals 2.09%      International Business
                       Machines Co.                    8,000          904,000
                       Palm, Inc.*                    47,000          285,290
                                                                   ===========
                       Total                                        2,584,290
------------------------------------------------------------------------------
Diversified            Citigroup, Inc.                47,000        2,483,480
Financials 3.83%       J.P. Morgan Chase & Co.        12,000          535,200
                       MBNA Corp.                     17,000          560,150
                       Morgan Stanley
                       Dean Witter & Co.              18,000        1,156,140
                                                                   ===========
                       Total                                        4,734,970
------------------------------------------------------------------------------
Diversified            Alltel Corp.                   15,000          918,900
Telecommunication      SBC Communications, Inc.       35,000        1,402,100
Services 4.76%         Verizon Communications, Inc.   40,000        2,140,000
                       WorldCom, Inc. -
                       MCIGroup*                       3,080           49,588
                       WorldCom, Inc. -
                       WorldCom Group*                92,000        1,376,320
                                                                   ===========
                       Total                                        5,886,908
------------------------------------------------------------------------------
Electric Utilities     Dominion Resources, Inc.       38,000        2,284,940
                       Duke Energy Corp.              37,200        1,451,172
                       Exelon Corp.                   33,000        2,115,960
                       Public Service Enterprise
                       Group,Inc.                     25,000        1,222,500
                                                                   ===========
                       Total                                        7,074,572
------------------------------------------------------------------------------
Energy Equipment &     Schlumberger Ltd.              35,000        1,842,750
Services 2.16%         Transocean Sedco Forex, Inc.   20,000          825,000
                                                                   ===========
                       Total                                        2,667,750
------------------------------------------------------------------------------
Food Products 1.08%    Archer-Daniels-Midland Co.     50,000          650,000
                       Kraft Food, Inc.*              22,200          688,200
                                                                   ===========
                       Total                                        1,338,200
------------------------------------------------------------------------------
Gas Utilities 1.36%    El Paso Corp.                  32,000        1,681,280
------------------------------------------------------------------------------
Healthcare Equipment
& Supplies 0.64%       Becton Dickinson & Co.         22,000          787,380
------------------------------------------------------------------------------
Healthcare Providers   CIGNA Corp.                     7,000          670,740
& Services 2.28%       HCA - The Healthcare Co.       27,000        1,220,130
                       McKessen HBOC, Inc.            25,000          928,000
                                                                   ===========
                       Total                                        2,818,870
------------------------------------------------------------------------------
Household Durables
1.55%                  Fortune Brands, Inc.           50,000        1,918,000
------------------------------------------------------------------------------
Industrial             Minnesota Mining &
Conglomerates 1.85%    Manufacturing Co.              20,000        2,282,000
------------------------------------------------------------------------------
Insurance 5.99%        ACE Ltd.                       47,000        1,837,230
                       American General Corp.         35,000        1,625,750
                       Jefferson-Pilot Corp.          40,000        1,932,800
                       MetLife, Inc.                  65,000        2,013,700
                                                                   ===========
                       Total                                        7,409,480
------------------------------------------------------------------------------
Machinery 3.42%        Deere & Co.                    50,000        1,892,500
                       Illinois Tool Works, Inc.      37,000        2,342,100
                                                                   ===========
                       Total                                        4,234,600
------------------------------------------------------------------------------
Media 6.24%            Clear Channel
                       Communications, Inc.*          17,000        1,065,900
                       Dow Jones & Co., Inc.          25,000        1,492,750
                       The Walt Disney Co.            40,000        1,155,600
                       Tribune Co.                    52,300        2,092,523
                       Viacom, Inc.*                  37,000        1,914,750
                                                                   ===========
                       Total                                        7,721,523
------------------------------------------------------------------------------
Metals & Mining
1.75%                  Alcoa, Inc.                    55,000        2,167,000
------------------------------------------------------------------------------
Miscellaneous 0.89%    Nasdaq - 100 Index*            24,000        1,102,800
------------------------------------------------------------------------------
Multiline Retail 3.06% Big Lots, Inc.*               100,000        1,368,000
                       Sears, Roebuck & Co.           10,400          440,024
                       Target Corp.                   57,000        1,972,200
                                                                   ===========
                       Total                                        3,780,224
------------------------------------------------------------------------------
Office Electronics
0.49%                  Xerox Corp.                    63,500          607,695
------------------------------------------------------------------------------
Oil & Gas 3.61%        Exxon Mobil Corp.              35,000        3,057,250
                       Total Fina Elf S.A. ADR        20,000        1,404,000
                                                                   ===========
                       Total                                        4,461,250
------------------------------------------------------------------------------
Paper & Forest         Bowater, Inc.                  35,000        1,565,900
Products 2.28%         International Paper Co.        35,000        1,249,500
                                                                   ===========
                       Total                                        2,815,400
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                       GROWTH AND INCOME PORTFOLIO June 30, 2001


                        Investments                   Shares            Value
================================================================================
Personal Products
0.20%                  Avon Products, Inc.             5,400       $  249,912
------------------------------------------------------------------------------
Pharmaceuticals        American Home
4.25%                  Products Corp.*                37,000        2,162,280
                       Pharmacia Corp.                12,000          551,400
                       Schering-Plough Corp.          70,000        2,536,800
                                                                   ===========
                       Total                                        5,250,480
------------------------------------------------------------------------------
Road & Rail 1.90%      Burlington Northern
                       Santa Fe Corp.                 47,000        1,417,990
                       Union Pacific Corp.            17,000          933,470
                                                                   ===========
                       Total                                        2,351,460
------------------------------------------------------------------------------
Semiconductor
Equipment &
Products 0.56%         Texas Instruments, Inc.        22,000          693,000
------------------------------------------------------------------------------
Software 2.15%         Cadence Design Systems, Inc.*  29,000          540,270
                       Compuware Corp.*                4,000           55,960
                       PeopleSoft, Inc.*              42,000        2,067,660
                                                                   -----------
                       Total                                        2,663,890
------------------------------------------------------------------------------
Specialty Retail       Staples, Inc.*                 45,600          729,144
2.34%                  The Home Depot, Inc.           17,000          791,350
                       The Limited, Inc.              35,000          578,200
                       The TJX Cos., Inc.             25,000          796,750
                                                                   ===========
                       Total                                        2,895,444
------------------------------------------------------------------------------
Textiles &
Apparel 0.68%          NIKE, Inc.                     20,000        $ 839,800
------------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $103,283,381)                        112,113,675
================================================================================
                                                  Principal
Short-Term Investments 9.30%                         Amount
================================================================================
Commercial Paper       Citicorp, Inc.
8.83%                  4.14% due 7/2/2001        $5,460,000         5,460,000
                       Siemens Capital Corp.
                       4.12% due 7/2/2001         5,458,750         5,458,750
                                                                   ===========
                       Total                                       10,918,750
------------------------------------------------------------------------------
Discount Note 0.47%    Federal Home Loan
                       Mortgage Corp.
                       3.94% due 7/2/2001           578,873           578,873
------------------------------------------------------------------------------
                       Total Short-Term Investments
                       (Cost $11,497,623)                          11,497,623
------------------------------------------------------------------------------
                       Total Investments 99.94%
                       (Cost $114,781,004)                       $123,611,298
================================================================================

                        *Non-income producing security.
                       ADR- American Depository Receipt.


                       See Notes to Financial Statements.

LORD ABBETT SERIES FUND MID-CAP VALUE PORTFOLIO
Average Annual Class VC Share Total Returns as of 6/30/01*

[GRAPH OMITTED]

                                        YTD      One Year    Since Inception**
Series Fund   Mid-Cap Value Portfolio   4.2%        33.9%               28.5%
S&P Mid-Cap 400/Barra Value Index (1)   7.5%        32.9%               24.9%

* Total returns are at net asset value and include the reinvestment of dividends and the effect of deducting an investment option's expenses, but do not include mortality and expense charges, policy administration charges or any deferred sales charges specific to any variable insurance products. Total returns would be lower with the inclusion of variable insurance contract charges. Periods over one year are annualized.

** The Portfolio's inception date is 9/15/99. The inception date used for the S&P Mid-Cap 400/Barra Value Index is 9/30/99.


"WE CONTINUE TO BELIEVE THAT THE POTENTIAL LONG-TERM REWARDS IN MID-CAP VALUE STOCKS ARE EXCELLENT."

LORD ABBETT MID-CAP VALUE PORTFOLIO
For the six-month period ended June 30, 2001

In this letter:

o    Portfolio benefits from consumer-oriented stocks

o    Supply/demand imbalance in energy sector

o    Opportunities in mid-cap value segment remain plentiful

PORTFOLIO REVIEW The Portfolio posted a positive return during the first six months of the fiscal year, but underperformed the S&P Mid-Cap 400/Barra Value Index.(1) Throughout the period, the Portfolio benefited from consumer-oriented stocks, primarily companies in the retail, gaming and appliance manufacturer sectors; stocks that are typically sparked by aggressive interest rate easing by the Federal Reserve. The Portfolio's insurance stocks also performed well, as continued strength in product pricing helped the companies recover from first quarter declines.

     Reversing the trend of strong performance in the latter part of 2000, companies in the healthcare and basic materials sector hurt the Portfolio's performance. While these companies' earnings remained solid, many of the stocks have suffered from investor profit taking. Energy was another sector in the Portfolio that experienced broad weakness. Stocks in this sector sold off as the slowing economy dampened expectations for oil and gas demand growth. Nevertheless, we believe supply growth is not keeping up with longer-term demand growth trends, which creates a very favorable outlook for future earnings growth. If stock price weakness for this sector continues, we may use it as an opportunity to add to our exposure.

OUTLOOK We continue to believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature of our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in our portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, will continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect that value stocks will continue to perform well as we move further into 2001.


(1) The S&P Mid-Cap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P/Barra Growth & Value Indexes are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratio. This splits the Index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains firms with lower price-to-book ratios; conversely, the Growth Index has firms with higher price-to-book ratios. Indexes cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

                       Schedule of Investments (unaudited)
                       MID-CAP VALUE PORTFOLIO June 30, 2001


                       Investments                    Shares           Value
================================================================================
Common Stocks 92.64%
================================================================================
Apparel 1.19%          Tommy Hilfiger Corp.*           7,700       $  107,800
------------------------------------------------------------------------------
Auto Parts: Replace-
ment Parts 2.31%       Genuine Parts Co.               6,600          207,900
------------------------------------------------------------------------------
Chemicals 6.09%        Crompton Corp.                 18,700          203,830
                       Sensient Technologies Corp.     8,000          164,160
                       Solutia, Inc.                  14,200          181,050
                                                                    ==========
                       Total                                          549,040
------------------------------------------------------------------------------
Containers 4.41%       Ball Corp.                      3,800          180,728
                       Pactiv Corp.*                  16,200          217,080
                                                                    ==========
                       Total                                          397,808
------------------------------------------------------------------------------
Electric Power 6.82%   Constellation Energy
                       Group, Inc                      3,300          140,580
                       Dynegy,Inc.                     3,442          160,053
                       Niagara Mohawk
                       Holdings, Inc.*                 3,300           58,377
                       Northeast Utilities             9,700          201,275
                       Reliant Energy, Inc.            1,700           54,757
                                                                    ==========
                       Total                                          615,042
------------------------------------------------------------------------------
Electrical Equipment
1.38%                  Hubbell, Inc.                   4,300          124,700
------------------------------------------------------------------------------
Energy Equipment &
Services 1.88%         Transocean Sedco Forex, Inc.    4,100          169,125
------------------------------------------------------------------------------
Fertilizer 3.63%       IMC Global, Inc.               15,200          155,040
                       Potash Corp. of Saskatchewan,
                       Inc. (Canada)                   3,000          172,200
                                                                    ==========
                       Total                                          327,240
------------------------------------------------------------------------------
Food 1.10%             Albertson's, Inc.               3,300           98,967
------------------------------------------------------------------------------
Gaming 1.29%           Harrah's Entertainment, Inc.*   3,300          116,490
------------------------------------------------------------------------------
Healthcare Products    Boston Scientific Corp.*       13,700          232,900
6.59%                  St. Jude Medical, Inc.*         2,800          168,000
                       Varian Medical Systems, Inc.*   2,700          193,050
                                                                    ==========
                       Total                                          593,950
------------------------------------------------------------------------------
Healthcare Providers
& Services 2.55%       Caremark Rx, Inc.*             14,000          230,300
------------------------------------------------------------------------------
HMO 4.52%              Health Net, Inc.*              12,400          215,760
                       Oxford Health Plans,Inc.*       3,300           94,380
                       Trigon Healthcare, Inc.*        1,500           97,275
                                                                   ===========
                       Total                                          407,415
------------------------------------------------------------------------------
Hospital Supplies
1.90%                  Becton Dickinson &Co.           4,800          171,792
------------------------------------------------------------------------------
Household Durables
1.98%                  Newell Rubbermaid, Inc.         7,100          178,210
------------------------------------------------------------------------------
Insurance 8.51%        ACE Ltd.                        3,600          140,724
                       Everest Re Group Ltd.           2,000          149,600
                       Partner Re Holdings Ltd.        3,100          171,740
                       Transatlantic Holdings, Inc.      900          110,259
                       Willis Group Holdings Ltd.*     1,300           23,075
                       XL Capital Ltd. Class A         2,100          172,410
                                                                   ===========
                       Total                                          767,808
------------------------------------------------------------------------------

Milling:               Archer-Daniels-Midland Co.     13,000       $  169,000
Fruits/Grain 3.44%     Corn Products Intl., Inc.       4,400          140,800
                                                                   ===========
                       Total                                          309,800
------------------------------------------------------------------------------
Natural Gas 0.99%      EOG Resources,Inc.              2,500           88,875
------------------------------------------------------------------------------
Oil:Crude Producers
1.84%                  Kerr-McGee Corp.                2,500          165,675
------------------------------------------------------------------------------
Oil Services 1.58%     ENSCO Intl., Inc.               6,100          142,740
------------------------------------------------------------------------------
Paper & Forest
Products 2.48%         Georgia-Pacific Group           6,600          223,410
------------------------------------------------------------------------------
Pharmaceuticals
2.43%                  Mylan Laboratories, Inc.        7,800          219,414
------------------------------------------------------------------------------
REIT2.42%              Healthcare Realty Trust, Inc.   8,300          218,290
------------------------------------------------------------------------------
Restaurants 2.14%      CBRL Group,Inc.                11,400          193,230
------------------------------------------------------------------------------
Retail 10.10%          Big Lots, Inc.*                17,400          238,032
                       Dollar General Corp.            3,100           60,450
                       J.C. Penney Co., Inc.          10,800          284,688
                       Kmart Corp.*                   19,300          221,371
                       The May Department
                       Stores Co.                      3,100          106,206
                                                                   ===========
                       Total                                          910,747
------------------------------------------------------------------------------
Software 1.09%         Sybase, Inc.*                   6,000           98,700
------------------------------------------------------------------------------
Trading Companies &
Distributors 1.63%     Snap-On, Inc.                   6,100          147,376
------------------------------------------------------------------------------
Utilities 1.92%        Southwest Gas Corp.             7,300          172,864
------------------------------------------------------------------------------
Utilities:Electric     Ameren Corp.                    4,500          192,150
4.43%                  TECOEnergy, Inc.                6,800          207,400
                                                                   ===========
                       Total                                          399,550
------------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $7,851,736)                            8,354,258
================================================================================
                                                  Principal
Short-Term Investments 6.53%                         Amount
================================================================================
Commercial Paper       Citicorp, Inc.
6.53%                  4.14% due 7/2/2001          $400,000           400,000
                       Siemens Capital Corp.
                       4.12% due 7/2/2001           188,957           188,957
------------------------------------------------------------------------------
                       Total Short-Term Investments
                       (Cost $588,957)                                588,957
------------------------------------------------------------------------------
                       Total Investments 99.17%
                       (Cost $8,440,693)                           $8,943,215
================================================================================

                        *Non-income producing security.
                        HMO - Health Maintenance Organization

                       REIT - Real Estate Investment Trust


                       See Notes to Financial Statements.

LORD ABBETT INTERNATIONAL PORTFOLIO
For the six-month period ended June 30, 2001

In this letter:

o    Cost-cutting measures help select holdings

o    Tech rally cut short

o    Portfolio under new management


PORTFOLIO REVIEW During the six-month period, the Portfolio underperformed the MSCI EAFE Index(1) due largely to poor performance from holdings in U.K. and European companies, as well as to being relatively underweight in more defensive sectors. Overall, the Portfolio was overweight in the U.K., Japan, and Canada and underweight in Europe, as we believed the European economy was slowing at a faster rate than expected by investors. While our technology holdings rallied briefly during the period, ultimately our exposure detracted from performance. Several companies rebounded from oversold positions, only to be hit again on announcements of lower revenues and downward earnings revisions. Outperforming sectors included basic materials and engineering, where stocks reacted positively to company cost-cutting and merger and acquisition news.

OUTLOOK On June 1, 2001, Lord Abbett transferred the management of the International Portfolio to our internal research department. We are seeking to improve the long-term performance of the Portfolio and potentially lower the volatility of the Portfolio through greater diversification across sectors and geographical regions. Lord Abbett's investment style is more attuned to valuations than that of the previous manager, and we look for profitable companies with demonstrable track records for growing their businesses.

     Recently, international small caps have outperformed the large-cap sector, and we believe the Portfolio is in a good position to take advantage of this trend. We intend to lower our exposure to the volatile technology sector, while diversifying into healthcare, consumer and financial stocks. In this difficult market, we believe in a disciplined bottom-up stock selection process, and believe that there will be ample opportunity for portfolio appreciation for long-term investors.


(1) The MSCI Europe, Australasia, and Far East (EAFE) Index is an unmanaged, capitalization index representing the industry and geographical composition of the aforementioned developed markets. It contains small, medium and large capitalization stocks.

                       Schedule of Investments (unaudited)
                       International Portfolio June 30, 2001


                        Investments                   Shares           Value
================================================================================
Common Stocks 73.03%
------------------------------------------------------------------------------
Australia 1.82%        Novogen Ltd.*                  14,350         $ 16,175
------------------------------------------------------------------------------
Canada 2.93%           Ballard Power Systems, Inc.*      550           26,064
------------------------------------------------------------------------------
France 8.32%           Alcatel                           850           17,794
                       Cap Gemini S.A.                   225           16,400
                       Guillemot Corp.*                  650           12,638
                       UBI Soft Entertaiment S.A.*       800           27,196
                                                                     =========
                       Total                                           74,028
------------------------------------------------------------------------------
Germany 9.25%          CeWe Color Holding AG           1,600           24,003
                       MLP AG                            260           28,647
                       Sap AG                            215           29,684
                                                                     =========
                       Total                                           82,334
------------------------------------------------------------------------------
Japan 20.51%           AVEX, Inc.                        200           16,950
                       Asahi Kasei Corp.*              4,000           16,806
                       Colin Corp.                       130           15,322
                       Honda Tsushin Kogyo Co. Ltd.      450            5,015
                       Katokichi Co. Ltd.              1,100           26,018
                       Omron Corp.                       900           16,272
                       Paramount Bed Co. Ltd.            600           18,329
                       Park24 Co. Ltd.                   360           25,776
                       The Nomura Securities Co. Ltd.* 1,200           22,996
                       Toyoda Gosei Co. Ltd.           1,002           19,081
                                                                     =========
                       Total                                          182,565
------------------------------------------------------------------------------
Netherlands 2.33%      Getronics N.V.                  5,000           20,765
------------------------------------------------------------------------------
Spain 1.27%            Grupo Dragados, S.A.              900         $ 11,328
------------------------------------------------------------------------------
United Kingdom         Ashtead Group plc              17,500           26,272
26.60%                 Close Brothers Group plc          800            9,638
                       First Technology plc            3,600           23,676
                       Gameplay plc*                  12,800              261
                       Hays plc                        6,023           15,544
                       Jarvis plc                      7,144           44,972
                       London Bridge Software
                       Holdings plc                    7,000           15,280
                       NXT plc*                        5,000           19,540
                       Pilkington plc                 22,362           31,650
                       The Mayflower Corp. plc        20,376           28,552
                       Turbo Genset, Inc. Class A*     4,000           21,335
                                                                     =========
                       Total                                          236,720
------------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $864,310)                                649,979
================================================================================
                                                  Principal
Short-Term Investment 26.73%                          Amount
================================================================================
Discount Note          Federal Home Loan
26.73%                 Mortgage Corp.
                       3.94% due 7/2/2001
                       (Cost $237,948)             $237,948           237,948
------------------------------------------------------------------------------
                       Total Investments 99.76%
                       (Cost $1,102,258)                             $887,927
================================================================================

                        *Non-income producing security.

                       See Notes to Financial Statements.

 Statements of Assets and Liabilities (unaudited)
 June 30, 2001



                                                                 Growth and

                                                                     Income  International Mid-Cap Value
 ASSETS:                                                          Portfolio      Portfolio     Portfolio
   Investments in securities, at cost                          $114,781,004     $1,102,258    $8,440,693
---------------------------------------------------------------------------------------------------------
   Investments in securities, at value                         $123,611,298     $  887,927    $8,943,215
   Cash                                                              79,439         12,078        70,746
   Receivables:
      Interest and dividends                                        155,638          1,867         9,183
      Investment securities sold                                  9,813,470        249,093       557,522
      Capital shares sold                                         1,855,077          1,693        52,804
      From advisor                                                        -          4,672           896
   Prepaid expenses                                                     837              6            44
---------------------------------------------------------------------------------------------------------
   Total assets                                                 135,515,759      1,157,336     9,634,410
---------------------------------------------------------------------------------------------------------

 LIABILITIES:
   Payables:
      Investment securities purchased                            11,743,419        261,415       607,197
      Capital shares reacquired                                       4,967              -             -
      Management fees                                                41,920            758         4,992
      Directors' fees                                                35,630          1,209         2,099
   Accrued expenses                                                   5,365          3,910         2,302
---------------------------------------------------------------------------------------------------------
   Total liabilities                                             11,831,301        267,292       616,590
=========================================================================================================
 NET ASSETS                                                    $123,684,458     $  890,044    $9,017,820
=========================================================================================================

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                113,594,055      1,277,817     8,268,283
 Undistributed net investment income                                475,802          2,316        34,532
 Accumulated net realized gain (loss) on investments                784,307       (175,687)      212,483
 Net unrealized appreciation (depreciation) on investments        8,830,294       (214,402)      502,522
---------------------------------------------------------------------------------------------------------
 Net Assets                                                    $123,684,458     $  890,044    $9,017,820
=========================================================================================================

 Outstanding shares                                               5,061,378        125,972       601,915

 Net asset value, offering and redemption price per share
 (net assets divided by outstanding shares)                          $24.44          $7.07        $14.98
=========================================================================================================


                       See Notes to Financial Statements.

 Statements of Operations (unaudited)
 For the Six Months Ended June 30, 2001



                                                                          Growth and
                                                                              Income   International Mid-Cap Value
 Investment Income:                                                         Portfolio      Portfolio     Portfolio
 Dividends                                                               $    745,767       $  6,055      $ 39,383
 Interest                                                                     160,000             79        11,384
 Foreign withholding tax                                                       (6,548)          (679)         (105)
-------------------------------------------------------------------------------------------------------------------
 Total investment income                                                      899,219          5,455        50,662
-------------------------------------------------------------------------------------------------------------------
 Expenses:
 Management fees                                                              236,294          4,154        19,964
 Shareholder servicing                                                         66,886          2,716         2,709
 Professional                                                                  42,199          8,282         7,889
 Reports to shareholders                                                       22,336            501           337
 Custody                                                                        2,340          7,381         1,269
 Directors' fees                                                                1,077            199           555
 Other                                                                          7,627            804         1,004
-------------------------------------------------------------------------------------------------------------------
 Gross expenses                                                               378,759         24,037        33,727
   Management fee waived                                                           -          (2,032)       (7,967)
   Expense reductions                                                          (2,340)        (3,651)       (1,269)
   Expenses assumed by Lord, Abbett & Co.                                           -        (15,215)       (7,528)
-------------------------------------------------------------------------------------------------------------------
 Net expenses                                                                 376,419          3,139        16,963
-------------------------------------------------------------------------------------------------------------------
 Net investment income                                                        522,800          2,316        33,699
-------------------------------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) from investment transactions                      2,411,503       (145,272)      212,483
 Net change in unrealized appreciation/depreciation on investments         (6,213,720)       (24,232)      (39,599)
===================================================================================================================
 Net realized and unrealized gain (loss) on investments                    (3,802,217)      (169,504)      172,884
===================================================================================================================
 Net Increase (Decrease) in Net Assets Resulting From Operations          $(3,279,417)     $(167,188)     $206,583
===================================================================================================================

                       See Notes to Financial Statements.

 Statements of Changes in Net Assets (unaudited)
 Six Months Ended June 30, 2001



                                                                                     Growth and
                                                                                          Income  International Mid-Cap Value
 Operations: NET ASSETS                                                                Portfolio      Portfolio     Portfolio
 Net investment income                                                                $  522,800       $  2,316    $   33,699
 Net realized gain (loss) from investment transactions                                 2,411,503       (145,272)      212,483
 Net change in unrealized appreciation/depreciation on investments                    (6,213,720)       (24,232)      (39,599)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations                      (3,279,417)      (167,188)      206,583
------------------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
 Proceeds from sales of shares                                                        52,909,917        262,016     5,632,589
 Cost of shares reacquired                                                            (7,834,559)       (28,968)     (399,758)
------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share transactions                 45,075,358        233,048     5,232,831
==============================================================================================================================
 Net increase in net assets                                                           41,795,941         65,860     5,439,414
==============================================================================================================================
 NET ASSETS:
 Beginning of period                                                                  81,888,517        824,184     3,578,406
------------------------------------------------------------------------------------------------------------------------------
 End of period                                                                      $123,684,458      $ 890,044    $9,017,820
==============================================================================================================================
 Undistributed net investment income                                                $    475,802      $   2,316    $   34,532
==============================================================================================================================


                       See Notes to Financial Statements.

 Statements of Changes in Net Assets
 Year Ended December 31, 2000

                                                                                 Growth and
                                                                                      Income  International Mid-Cap Value
 Operations: NET ASSETS                                                            Portfolio      Portfolio     Portfolio
 Net investment income                                                            $  534,286      $  13,577    $   26,591
 Net realized gain (loss) from investment transactions                            (1,627,196)       (23,231)      109,071
 Net change in unrealized appreciation/depreciation on investments                11,701,121       (286,501)      537,760
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations                  10,608,211       (296,155)      673,422
=========================================================================================================================

 Distributions to shareholders from:
 Net investment income                                                              (615,112)       (23,080)      (25,790)
 Net realized gain                                                                         -         (7,190)      (99,518)
-------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                (615,112)       (30,270)     (125,308)
=========================================================================================================================

 Capital share transactions:
 Proceeds from sales of shares                                                    44,869,877        514,956     2,546,169
 Reinvestment of distributions                                                       615,112         30,270       125,308
 Cost of shares reacquired                                                        (9,781,220)       (57,786)     (172,923)
-------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share transactions             35,703,769        487,440     2,498,554
=========================================================================================================================
 Net increase in net assets                                                       45,696,868        161,015     3,046,668
=========================================================================================================================

 NET ASSETS:
 Beginning of year                                                                36,191,649        663,169       531,738
-------------------------------------------------------------------------------------------------------------------------
 End of year                                                                    $ 81,888,517      $ 824,184   $ 3,578,406
=========================================================================================================================
 Undistributed (distributions in excess of) net investment income               $    (46,998)     $       -   $       833
=========================================================================================================================


                       See Notes to Financial Statements.

 Financial Highlights

 GROWTH AND INCOME PORTFOLIO




                                          Six Months Ended                               Year Ended 12/31
                                                 6/30/2001     ------------------------------------------------------------------
                                                (unaudited)          2000          1999          1998          1997          1996
 Per Share Operating Performance
 Net asset value, beginning of period            $   25.45      $   22.16     $   20.65     $   19.51     $   17.02     $   15.24
                                                 =========      =========     =========     =========     =========     =========

 Investment operations

   Net investment income                               .13(b)         .22(b)        .52(b)        .36(b)        .39(b)        .41
   Net realized and unrealized gain (loss)
    on investments                                   (1.14)          3.27          2.90          2.15          3.76          2.56
                                                 ---------      ---------     ---------     ---------     ---------     ---------
     Total from investment operations                (1.01)          3.49          3.42          2.51          4.15          2.97
                                                 ---------      ---------     ---------     ---------     ---------     ---------
 Distributions to shareholders from:
   Net investment income                            -                (.20)         (.42)         (.32)         (.34)         (.36)
   Net realized gain                                -              -              (1.49)        (1.05)        (1.32)         (.83)
                                                 ---------      ---------     ---------     ---------     ---------     ---------
     Total distributions                            -                (.20)        (1.91)        (1.37)        (1.66)        (1.19)
                                                 ---------      ---------     ---------     ---------     ---------     ---------

 Net asset value, end of period                  $   24.44      $   25.45     $   22.16     $   20.65     $   19.51     $   17.02
                                                 =========      =========     =========     =========     =========     =========

 Total Return(a)                                     (3.97)%(c)     15.78%        16.74%        12.82%        24.34%        19.49%
 Ratios to Average Net Assets
   Expenses, including expense reductions              .39%(c)       1.02%          .87%          .51%          .52%          .52%
   Expenses, excluding expense reductions              .39%(c)       1.03%          .87%          .51%          .52%          .52%
   Net investment income                               .54%(c)        .97%         2.15%         1.78%         2.02%         2.32%






                                           Six Months Ended                          Year Ended 12/31
                                                   6/30/200       -----------------------------------------------------------------
 Supplemental Data:                              (unaudited)          2000          1999           1998           1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                 $123,684        $81,889       $36,192       $714,274       $512,438     $303,982
   Portfolio turnover rate                            28.14%         42.00%       188.35%         76.62%         43.09%       48.93%
===================================================================================================================================

 (a) Total return assumes the reinvestment of all distributions.
 (b) Calculated using average shares outstanding during the period.
 (c) Not annualized.


                       See Notes to Financial Statements.

 Financial Highlights

 INTERNATIONAL PORTFOLIO



                                                           Six Months Ended               Year       9/15/1999(c)
                                                                  6/30/2001              Ended           to
 Per Share Operating Performance                                 (unaudited)        12/31/2000        12/31/1999
 Net asset value, beginning of period                              $   8.56          $   11.86         $   10.00
                                                                   ========          =========         =========

 Investment operations

   Net investment income                                                .02(b)             .17(b)            .03(b)
   Net realized and unrealized gain (loss) on investments             (1.51)             (3.15)             2.88
                                                                   --------          ---------         ---------
      Total from investment operations                                (1.49)             (2.98)             2.91
                                                                   --------          ---------         ---------

 Distributions to shareholders from:
   Net investment income                                             -                    (.24)             (.03)
   Net realized gain                                                 -                    (.08)            (1.02)
                                                                   --------          ---------         ---------
      Total distributions                                            -                    (.32)            (1.05)
                                                                   --------          ---------         ---------
 Net asset value, end of period                                    $   7.07          $    8.56         $   11.86
                                                                   ========          =========         =========


 Total Return(a)                                                     (17.41)%(d)          (25.05)%           29.39%(d)
 Ratios to Average Net Assets
   Expenses, including waiver and expense reductions                    .37%(d)            .00%              .00%(d)
   Expenses, excluding waiver and expense reductions                   2.87%(d)           2.37%             1.53%(d)
   Net investment income                                                .28%(d)           1.49%              .27%(d)






                                           Six Months Ended          Year    9/15/1999(c)
                                                 6/30/2001          Ended         to
 Supplemental Data                              (unaudited)     12/31/2000    12/31/1999
========================================================================================
   Net assets, end of period (000)                   $890           $824          $663
   Portfolio turnover rate                          17.38%         18.68%        38.29%
========================================================================================

 (a)     Total return assumes the reinvestment of all distributions.
 (b)     Calculated using average shares outstanding during the period.
 (c)     Commencement of operations.
 (d)     Not annualized.

                       See Notes to Financial Statements.

 Financial Highlights

 MID-CAP VALUE PORTFOLIO



                                                             Six Months Ended                Year        9/15/1999(c)
                                                                    6/30/2001               Ended              to
                                                                   (unaudited)         12/31/2000         12/31/1999
 Per Share Operating Performance
 Net asset value, beginning of period                                $   14.38          $    9.87          $   10.00
                                                                     =========          =========          =========

 Investment operations

   Net investment income                                                  .09 (b)            .26(b)             .05(b)
   Net realized and unrealized gain (loss) on investments                  .51               4.80               (.13)
                                                                     ---------          ---------          ---------
      Total from investment operations                                     .60               5.06               (.08)
                                                                     ---------          ---------          ---------

 Distributions to shareholders from:
   Net investment income                                                    -                (.11)              (.05)
   Net realized gain                                                        -                (.44)                -
                                                                     ---------          ---------          ---------
      Total distributions                                                   -                (.55)              (.05)
                                                                     ---------          ---------          ---------
 Net asset value, end of period                                      $   14.98          $   14.38          $    9.87
                                                                     =========          =========          =========


 Total Return(a)                                                          4.17%(d)          52.45%              (.82)%(d)
 Ratios to Average Net Assets
   Expenses, including waiver and expense reductions                       .32%(d)            .00%               .00%(d)
   Expenses, excluding waiver and expense reductions                       .63%(d)           1.56%              1.09%(d)
   Net investment income                                                   .63%(d)           2.11%               .51%(d)



                                           Six Months Ended           Year      9/15/1999(c)
                                                  6/30/2001          Ended           to
 Supplemental Data:                             (unaudited)     12/31/2000      12/31/1999
===============================================================================================
   Net assets, end of period (000)                   $9,018         $3,578          $532
   Portfolio turnover rate                            17.59%         56.42%        22.92%
===============================================================================================

 (a)     Total return assumes the reinvestment of all distributions.
 (b)     Calculated using average shares outstanding during the period.
 (c)     Commencement of operations.
 (d)     Not annualized.

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)



1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of the following three portfolios ("Series"): Growth and Income Portfolio, International Portfolio and Mid-Cap Value Portfolio. Each Series is diversified as defined under the Investment Company Act of 1940 (the "Act"). Shares of each Series are currently issued and redeemed only in connection with investment in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.


2.   SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation - Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the Nasdaq National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income - Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and amortization/ accretion are recorded using the effective interest method.

(c) Federal Taxes - It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Expenses - Expenses incurred by the Company that do not specifically relate to an individual Series are allocated to the Series on a pro rata basis.

(e) Foreign Transactions - Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.


3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                Management Fees         Voluntary Waiver(a)
------------------------------------------------------------------------------
Growth and Income Portfolio                .50%                          -
International Portfolio                   1.00%                       .25%
Mid-Cap Value Portfolio                    .75%                       .15%

(a) not annualized

For the period ended June 30, 2001, Lord Abbett voluntarily waived a portion of its management fees for International Portfolio and Mid-Cap Value Portfolio. Effective April 1, 2001, Lord Abbett has voluntarily agreed to limit certain "Other Expenses" of the International Portfolio and Mid-Cap Value Portfolio to the extent that such expenses exceed .35% of the average daily net assets of the Portfolios. Growth and Income Portfolio has a service agreement which permits it to make payments under certain circumstances to insurance companies at the annual rate of .25% of the average daily net asset value of shares of the Series attributable to the insurance companies' variable annuity contract owners.

Lord Abbett had entered into a subadvisory agreement with Fuji Investment Management Co. (Europe) Ltd. (the "subadvisor"). The subadvisor furnished investment advisory services in connection with the management of the International Portfolio. Lord Abbett paid for the cost of the subadvisor's services. Effective June 1, 2001, Lord Abbett terminated its subadvisory agreement. As of December 18, 2000, Lord Abbett withdrew its 25% ownership stake in the subadvisor. Lord Abbett held a 25% ownership stake since September 1998.

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS

Dividends from net investment income, if any, and taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains.


5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) are as follows for the six months ended June 30, 2001.

                                     Purchases                       Sales
----------------------------------------------------------------------------
Growth and Income Portfolio         $62,988,602                $25,693,736
International Portfolio                 209,565                    131,950
Mid-Cap Value Portfolio               5,766,540                    852,632

As of June 30, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes are as follows:

                                                                                           Net
                                                      Gross             Gross       Unrealized
                                                 Unrealized        Unrealized     Appreciation
                                 Tax Cost      Appreciation    (Depreciation)   (Depreciation)
------------------------------------------------------------------------------------------------
Growth and Income Portfolio  $114,781,004       $10,995,675       $(2,165,381)      $8,830,294
International Portfolio         1,102,258            69,443          (283,774)        (214,331)
Mid-Cap Value Portfolio         8,440,231           727,038          (224,054)         502,984

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as income from Real Estate Investment Trust (REIT).


6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all Lord Abbett-sponsored Funds based on the net assets of each Fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company, or other Funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors.

The following Directors were elected at a special meeting of the shareholders of the Company held on June 6, 2001:

Robert S. Dow*
E. Thayer Bigelow*
William H.T. Bush**
Robert B. Calhoun, Jr.**
Stewart S. Dixon*
C. Alan MacDonald*
Thomas L. Neff*
Franklin W. Hobbs**

*Re-elected

**Elected

7.   EXPENSE REDUCTIONS

The Company has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce the Company's custody expense.

8.   SUMMARY OF CAPITAL TRANSACTIONS

Each Series has authorized 50 million shares of $.001 par value capital stock. Transactions in shares of capital stock are as follows:

                                  Six Months Ended
                                     June 30, 2001            Year Ended
Growth and Income Portfolio            (unaudited)     December 31, 2000
-----------------------------------------------------   ----------------
Shares sold                              2,178,200             1,992,538
Reinvestment of distributions                    -                25,303
Shares reacquired                        (334,088)              (433,472)
-----------------------------------------------------   ----------------
Increase                                 1,844,112             1,584,369
-----------------------------------------------------   ----------------

International Portfolio
-----------------------------------------------------   ----------------
Shares sold                                 33,469               199,600
Reinvestment of distributions                    -                 9,275
Shares reacquired                          (3,724)               (13,896)
-----------------------------------------------------   ----------------
Increase                                    29,745               194,979
-----------------------------------------------------   ----------------

Mid-Cap Value Portfolio
-----------------------------------------------------   ----------------
Shares sold                                380,976                42,582
Reinvestment of distributions                    -                 3,669
Shares reacquired                         (27,934)                (5,941)
-----------------------------------------------------   ----------------
Increase                                   353,042                40,310
-----------------------------------------------------   ----------------

Lord Abbett Series Fund Directors


Robert S. Dow
Chairman and President of the
Fund, Managing Partner,
Lord, Abbett & Co.

E. Thayer Bigelow
Former President and Chief Executive Officer, Time Warner
Cable Programming

William H.T. Bush
Chairman of the Board,
Bush-O'Donnell & Company

Robert B. Calhoun, Jr.
Managing Director,
Monitor Clipper Partners

Stewart S. Dixon
Partner,
Wildman, Harrold, Allen & Dixon

Franklin W. Hobbs
Former Chairman,
Warburg Dillon Read


C. Alan MacDonald
Former President and
Chief Executive Officer,
Nestle Foods Corporation

Thomas J. Neff
Chairman,
Spencer Stuart

--------------------------------------------------------------------------------

Lord Abbett Series Fund Officers

Robert S. Dow
Chairman and President

W. Thomas Hudson, Jr.
Executive Vice President

Robert G. Morris
Executive Vice President

Eli M. Salzmann
Executive Vice President

Christopher J. Towle
Executive Vice President

Edward K. von der Linde
Executive Vice President

Ingrid C. Holm
Executive Vice President

Paul A. Hilstad
Vice President and Secretary

Lawrence H. Kaplan
Vice President and
Assistant Secretary

Christina T. Simmons
Vice President and
Assistant Secretary

Joan A. Binstock
Vice President

Zane E. Brown
Vice President

Daniel E. Carper
Vice President

Thomas J. Baade
Vice President

Eileen K. Banko
Vice President

David J. Builder
Vice President

Michael S. Goldstein
Vice President

Howard Hansen
Vice President

Ellen G. Itskovitz
Vice President

Maren Lindstrom
Vice President

Richard S. Szaro
Vice President

Tracie E. Richter
Vice President

A. Edward Oberhaus, III
Vice President

Francie W. Tai
Treasurer

Lydia Guzman
Assistant Secretary

Robert M. Hickey
Assistant Secretary

--------------------------------------------------------------------------------

Investment Managers and Underwriters --
Lord, Abbett & Co.
and Lord Abbett Distributor LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Custodian --
The Bank of New York
1 Wall Street
New York, NY 10286

Transfer Agent -- UMB, N.A.

Kansas City, MO 64106 Shareholder Servicing Agent --
DST Systems, Inc.
P.O. Box 1100
Kansas City, MO 64141

Independent Auditors --
Deloitte & Touche LLP
New York, NY 10281

Counsel --
Wilmer, Cutler & Pickering
Washington, DC 20037


Copyright(C)2001 by Lord Abbett Series Fund, Inc., 90 Hudson Street, Jersey City, NJ07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Series Fund, Inc., is to be distributed only if preceded or accompanied by a current Prospectus, which includes information concerning the Fund's investment objective and policies, and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the United States of America.

                                                                      LASF-3-601
                                                                          (8/01)